Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

On February 15, 2023, Altus Power, Inc. (“Altus”) closed its acquisition of APAF III Operating LLC (“APAF III”) pursuant to which Altus acquired certain renewable energy project assets (the “Acquisition”) from private equity funds managed by True Green Capital Management, LLC (“True Green”) for an adjusted cash purchase price of $298 million. True Green will also provide Altus with ongoing development services for certain projects in exchange for additional consideration of up to $6 million based on the achievement of development milestones. In connection with the Acquisition, Altus entered into a term loan credit agreement (the “Credit Agreement”) for up to $204 million at a fixed interest rate of 5.62% with a syndicate of banks and U.S. Bank Trust Company, N.A., as the administrative agent. Altus borrowed $193 million on February 15, 2023, to fund a portion of the Acquisition purchase price and related costs and expenses. Altus expects to borrow an additional $11 million upon completion of development for certain acquired projects when they are placed in service. The term loans mature on October 31, 2047, and amortizes at a rate of 2.5% of initial outstanding principal per annum through the anticipated repayment date of June 30, 2033.

APAF III was formed as a shell company to facilitate the Acquisition by private equity funds managed by True Green. These funds contributed interests in renewable energy project assets to APAF III in a reorganization prior to the Acquisition closing date. As a result of the reorganization, APAF III holds a portfolio of 58 solar projects operating across eight U.S. states with a capacity of 220 megawatts (“MW”), including 207 MW of operating assets and 13 MW of assets under construction. Historical financial information for the APAF III project portfolio is presented in the accompanying audited and unaudited financial statements of Portfolio A Financing (Fund III), LLC (“Portfolio A”), together with the audited and unaudited combined financial statements of Portfolio B Companies (“Portfolio B”). On a combined basis, the historical financial statements of Portfolio A and Portfolio B reflect APAF III’s historical financial position and results of operations for the periods presented. APAF III has no assets or activities apart from its ownership interests in Portfolio A and Portfolio B.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X under the Securities Act. The following unaudited pro forma condensed combined balance sheet as of September 30, 2022 gives effect to the Acquisition and initial Credit Agreement financing as if those transactions had been completed on September 30, 2022. It combines the unaudited consolidated balance sheet of Altus as of September 30, 2022 with the unaudited statement of assets, liabilities, and member’s capital of Portfolio A and the unaudited combined balance sheet of Portfolio B as of September 30, 2022. The following unaudited pro forma condensed combined financial information does not include the effect of Altus’ acquisition of DESRI II Acquisition Holdings, L.L.C. and DESRI V Acquisition Holdings, L.L.C. DESRI II & V (“DESRI II & V”), which was consummated on November 11, 2022. With respect to the DESRI II & V acquisition, the required financial statements under Rule 3-05 of Regulation S-X and the unaudited pro forma condensed combined financial information were filed as Exhibit 99.1 and Exhibit 99.2 to a Form 8-K/A dated January 19, 2023.

The following unaudited pro forma condensed combined statements of operations for the year ended December 31, 2021 and the nine months ended September 30, 2022 give effect to the Acquisition and initial Credit Agreement financing as if those transactions had been completed on January 1, 2021, and combine the historical results of Altus, Portfolio A, and Portfolio B. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 combines the audited consolidated statement of operations of Altus for the year ended December 31, 2021 with the audited statement of operations of Portfolio A and the audited combined statement of income of Portfolio B for the year ended December 31, 2021. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2022 combines the unaudited condensed consolidated statement of operations of Altus for the nine months ended September 30, 2022 with the unaudited statement of operations of Portfolio A and the unaudited combined statement of income of Portfolio B for the nine months ended September 30, 2022.

The unaudited pro forma adjustments reflecting the Acquisition have been prepared in accordance with the acquisition method of accounting in accordance with FASB ASC Topic 805, Business Combinations, which requires all assets acquired and liabilities assumed to be recorded at fair value at the acquisition date. The purchase price adjustments recorded on February 15, 2023, are preliminary and are subject to change as additional information becomes available and as additional analysis is performed. For more information on the fair value of assets acquired and liabilities assumed, see Note 2 to the unaudited pro forma condensed combined financial information.

The historical financial statements of Altus, Portfolio A, and Portfolio B have been adjusted in the accompanying unaudited pro forma condensed combined financial information to give effect to pro forma events that are transaction accounting adjustments which are necessary to account for the Transaction in accordance with accounting principles generally accepted in the United States (“GAAP”). Altus believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Transaction based on information available to Altus management at this time, and that the pro forma transaction accounting adjustments give effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information. Differences between these preliminary estimates and the final acquisition accounting may arise, and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and the combined company’s future results of operations and financial position.

The unaudited pro forma condensed combined financial information presented is for informational purposes only and is not necessarily indicative of the financial position or results of operations that would have been realized if the Transaction had been completed on the dates set forth above, nor is it indicative of the future results or financial position of the combined company. The information also does not reflect projected synergies that may occur after the Transaction, including, but not limited to, the anticipated realization of savings from potential operating efficiencies, cost savings, or economies of scale that the combined company may achieve as a result of the Transaction or the costs that may be necessary to incur in order to achieve such synergies or savings. Therefore, it is likely that the actual results will differ from the pro forma adjustments and it is possible the difference may be material. The combined company’s actual financial condition and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma condensed combined financial information should be read in conjunction with:

•the accompanying notes to the unaudited pro forma condensed combined financial information;
•the separate audited consolidated financial statements of Altus as of and for the year ended December 31, 2021 and the related notes, which are included in Altus’s Annual Report on Form 10-K for the year ended December 31, 2021;
•the separate unaudited condensed consolidated financial statements of Altus as of and for the nine months ended September 30, 2022 and the related notes, which are included in Altus’s Quarterly Report on Form 10-Q for the period ended September 30, 2022;
•the separate audited financial statements of Portfolio A as of and for the year ended December 31, 2021 and the related notes, which are included in this filing;
•the separate unaudited condensed financial statements of Portfolio A as of and for the nine months ended September 30, 2022 and the related notes, which are included in this filing;
•the separate audited combined financial statements of Portfolio B as of and for the year ended December 31, 2021 and the related notes, which are included in this filing; and
•the separate unaudited combined financial statements of Portfolio B as of and for the nine months ended September 30, 2022 and the related notes, which are included in this filing.

Altus Power, Inc.
PRO FORMA CONDENSED COMBINED BALANCE SHEET
(Unaudited)
(In thousands, except share and per share data)

As of September 30, 2022

	Historical
	Altus Power, Inc	APAF III Operating, LLC (Note 4)	Transaction Accounting Adjustments (Note 3)		Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$290,894	$3,362	$(203,690)	3(A)	$179,220
			(3,362)	3(B)
			(1,561)	3(F)
			186,728	3(C)
			(4,047)	3(C)
			(89,104)	3(C)
Current portion of restricted cash	2,477	2,080	345	3(B)	4,902
Accounts receivable, net	15,725	8,113	(3,755)	3(B)	20,083
Other current assets	6,406	14,508	(14,508)	3(B)	6,406
Total current assets	315,502	28,063	(132,954)		210,611
Restricted cash, noncurrent portion	4,018	2,128	-		6,146
Property, plant and equipment, net	788,132	451,336	(116,410)	3(B)	1,123,058
Intangible assets, net	19,571	-	850	3(B)	23,241
			2,820	3(B)
Due from related parties, net of current portion	-	11,268	(11,268)	3(B)	-
Other assets	3,107	1,941	(202)	3(B)	4,846
Total assets	$1,130,330	$494,736	$(257,164)		$1,367,902
Liabilities, redeemable noncontrolling interests, and stockholders' equity
Current liabilities:
Accounts payable	$2,382	$464	$(464)	3(B)	$2,382
Interest payable	4,459	-	-		4,459
Purchase price payable	-	-	5,433	3(A)	5,433
Current portion of long-term debt, net	17,321	4,472	(4,472)	3(C)	21,989
			4,668	3(C)
Due to related parties	47	21,298	(21,298)	3(B)	47
Construction payable	-	257	(257)	3(B)	-
Other current liabilities	8,455	288	489	3(B)	9,482
			250	3(B)
Total current liabilities	32,664	26,779	(15,651)		43,792
Redeemable warrant liability	12,715	-	-		12,715
Alignment shares liability	136,826	-	-		136,826
Long-term debt, net of unamortized debt issuance costs and unamortized debt discount, less current portion	527,709	84,632	(84,632)	3(C)	705,722
			182,060	3(C)
			(4,047)	3(C)
Intangible liabilities, net	12,532	-	4,100	3(B)	25,122
			8,490	3(B)
Asset retirement obligations	7,933	-	3,795	3(B)	11,728
Deferred tax liabilities, net	11,973	-	-		11,973
Other long-term liabilities	8,316	6,135	1,188	3(B)	18,923
			3,284	3(B)
Total liabilities	$750,668	$117,546	$98,587		$966,801
Commitments and contingent liabilities
Redeemable noncontrolling interests	18,444	-	8,100	3(B)	26,544
Stockholders' equity
Common stock $0.0001 par value; 988,591,250 shares authorized as of September 30, 2022; 157,696,560 shares issued and outstanding as of September 30, 2022	16	-	-		16
Preferred stock $0.0001 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of September 30, 2022	-	-	-		-
Members' capital	-	352,557	(352,557)	3(A)	-
Additional paid-in capital	455,869	-	-		455,869
Accumulated deficit	(113,802)	-	(1,561)	3(F)	(115,363)
Total stockholders' equity	342,083	352,557	(354,118)		340,522
Noncontrolling interests	19,135	24,633	(9,733)	3(B)	34,035
Total equity	361,218	377,190	(363,851)		374,557
Total liabilities, redeemable noncontrolling interests, and stockholders' equity	$1,130,330	$494,736	$(257,164)		$1,367,902

See accompanying notes to unaudited pro forma condensed combined financial statements.

Altus Power, Inc.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
(Unaudited)
(In thousands, except share and per share data)

Nine Months Ended September 30, 2022

	Historical
	Altus Power, Inc	APAF III Operating, LLC (Note 4)	Transaction Accounting Adjustments (Note 3)		Pro Forma Combined

Operating revenues, net	$74,399	$30,820	$-		$105,219
Operating expenses			-
Cost of operations (exclusive of depreciation and amortization shown separately below)	12,842	6,719	-		19,561
General and administrative	19,502	156	-		19,658
Depreciation, amortization and accretion expense	20,819	19,960	(12,880)	3(D)	27,961
			62	3(E)
Acquisition and entity formation costs	583	-	-		583
Gain on fair value remeasurement of contingent consideration, net	(146)	-	-		(146)
Gain on disposal of property, plant and equipment	(2,222)	-	-		(2,222)
Stock-based compensation	6,670	-	-		6,670
Total operating expenses	$58,048	$26,835	$(12,818)		$72,065
Operating income	16,351	3,985	12,818		33,154
Other (income) expense
Change in fair value of redeemable warrant liability	6,447	-	-		6,447
Change in fair value of alignment shares liability	9,367	-	-		9,367
Change in fair value of interest rate swaps	-	(11,953)	11,953	3(C)	-
Grant and incentive revenue	-	(748)	-		(748)
Other income, net	(2,860)	-	-		(2,860)
Interest expense, net	15,768	5,020	5,072	3(C)	25,860
Total other expense	28,722	(7,681)	17,025		38,066
Income (loss) before income tax expense	(12,371)	11,666	(4,207)		(4,912)
Income tax expense	(2,548)	-	(2,154)	3(H)	(4,702)
Net income (loss)	$(14,919)	$11,666	$(6,361)		$(9,614)
Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	(2,473)	19,022	(14,321)	3(I)	2,228
Net income (loss) attributable to Altus Power, Inc.	(12,446)	(7,356)	7,960	3(J)	(11,842)
Net loss per share attributable to common stockholders
Basic	$(0.08)			3(G)	$(0.08)
Diluted	$(0.08)			3(G)	$(0.08)
Weighted average shares used to compute net loss per share attributable to common stockholders
Basic	153,482,503			3(G)	153,482,503
Diluted	153,482,503			3(G)	153,482,503

See accompanying notes to unaudited pro forma condensed combined financial statements.

Altus Power, Inc.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
(Unaudited)
(In thousands, except share and per share data)

Year Ended December 31, 2021

	Historical
	Altus Power, Inc	APAF III Operating, LLC (Note 4)	Transaction Accounting Adjustments (Note 3)		Pro Forma Combined

Operating revenues, net	$71,800	$36,672	$-		$108,472
Operating expenses
Cost of operations (exclusive of depreciation and amortization shown separately below)	14,029	9,926	-		23,955
General and administrative	16,767	3,216	-		19,983
Depreciation, amortization and accretion expense	20,967	22,891	(13,453)	3(D)	30,489
			84	3(E)
Acquisition and entity formation costs	1,489	-	1,561	3(F)	3,050
Gain on fair value remeasurement of contingent consideration	(2,800)	-	-		(2,800)
Gain on disposal of property, plant and equipment	(12,842)	678	-		(12,164)
Stock-based compensation	148	-	-		148
Total operating expenses	$37,758	$36,711	$(11,808)		$62,661
Operating income	34,042	(39)	11,808		45,811
Other (income) expenses
Change in fair value of redeemable warrant liability	2,332	-	-		2,332
Change in fair value of Alignment Shares liability	(5,013)	-	-		(5,013)
Change in fair value of interest rate swaps	-	(3,478)	3,478	3(C)	-
Grant and incentive revenue	-	(7,287)	-		(7,287)
Other expense, net	245	-	-		245
Interest expense, net	19,933	4,132	8,058	3(C)	32,123
Loss on extinguishment of debt	3,245	-	-		3,245
Total other (income) expense	20,742	(6,633)	11,536		25,645
Income before income tax expense	13,300	6,594	272		20,166
Income tax expense	(295)	-	(1,043)	3(H)	(1,338)
Net income (loss)	$13,005	$6,594	$(771)		$18,828
Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	7,099	(11,812)	(982)	3(I)	(5,695)
Net income (loss) attributable to Altus Power, Inc.	5,906	18,406	211	3(J)	24,523
Net income per share attributable to common stockholders
Basic	$0.06			3(G)	$0.26
Diluted	$0.06			3(G)	$0.25
Weighted average shares used to compute net income per share attributable to common stockholders
Basic	92,751,839			3(G)	92,751,839
Diluted	96,603,428			3(G)	96,603,428

See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.Basis of Presentation
The historical financial statements have been adjusted in the pro forma combined financial information to give effect to certain transaction accounting adjustments, as discussed further in Note 3.
The business combination was accounted for under the acquisition method of accounting in accordance with FASB Accounting Standards Codification (ASC) Topic 805, Business Combinations. Altus is the acquirer for the accounting purposes and has therefore estimated the fair value of APAF III’s assets acquired and liabilities assumed.

2.Preliminary Purchase Consideration
The total preliminary estimated purchase price has been allocated to APAF III’s tangible and intangible assets and liabilities in the unaudited pro forma condensed combined financial information on the basis of their estimated fair values as of February 15, 2023.

(in thousands)
Cash consideration paid to True Green on closing	$212,850
Cash consideration paid to settle debt and interest rate swaps on behalf of True Green	76,046
Cash consideration in escrow accounts	3,898
Purchase price payable	5,433
Total fair value of consideration transferred	$298,227

Assets
Current assets
Restricted cash	$4,553
Accounts receivable	4,358
Non-current assets
Operating lease assets	32,053
Property, plant and equipment	334,926
Intangible assets	850
Other noncurrent assets	1,739
Total assets acquired	$378,479

Liabilities
Current liabilities
Sale-leaseback liability, current	$777
Operating lease liability, current	269
Contract liability, current	250
Non-current liabilities
Sale-leaseback liability, noncurrent	7,323
Operating lease liability, noncurrent	37,454
Contract liability, noncurrent	3,284
Asset retirement obligation	3,795
Intangible liabilities	4,100
Total liabilities assumed	$57,252

Redeemable noncontrolling interests	8,100
Noncontrolling interests	14,900
Total	$298,227

The preliminary estimate of the fair value of the APAF III’s assets and liabilities was determined with the assistance of a third-party valuation expert. The purchase price allocation adjustments are preliminary and have been made solely to provide unaudited pro forma condensed combined financial information. Altus will determine the final purchase price allocation after thoroughly assessing APAF III’s assets and liabilities. As a result, the final acquisition transaction accounting could differ materially from the pro forma adjustments presented herein.

3.Pro Forma Adjustments
The following adjustments have been reflected in the unaudited pro forma condensed combined financial information. The pro forma adjustments are based on preliminary estimates and assumptions and are subject to change.

(A)Reflects the purchase consideration (see Note 2) that Altus paid to private equity funds managed by True Green for APAF III and the elimination of historical equity for Portfolio A and Portfolio B.
(B)Reflects the adjustment of Portfolio A and Portfolio B historical assets and liabilities to fair value based upon the purchase price and other purchase accounting adjustments, as described in Note 2.
(C)Reflects the issuance of Altus term loans under the Credit Agreement to fund a portion of the Acquisition purchase price and related transaction costs and expenses, and the extinguishment of existing Portfolio A and Portfolio B debt and interest rate swaps that was outstanding on the Acquisition date. The term loans mature on October 31, 2047, and amortizes at a rate of 2.5% of initial outstanding principal per annum through the anticipated repayment date of June 30, 2033. Proceeds from the issuance of the term loans are approximately $187 million, net of a $6 million debt discount. Altus incurred issuance costs of approximately $4 million, which was presented as an adjustment to the carrying amount of the term loans.
(D)Reflects the adjustment to depreciation and amortization expense resulting from the estimated fair values of acquired fixed assets and intangible assets. Acquired property, plant and equipment, intangible assets, and intangible liabilities are being depreciated on a straight-line basis over their weighted-average remaining useful lives of approximately 27 years, 23 years, and 17 years, respectively.
(E)Reflects the recognition of new accretion expense based on the fair value of the asset retirement obligations assumed by Altus and the remaining terms.
(F)Reflects the adjustment for transaction costs associated with the acquisition of APAF III.
(G)Basic and diluted pro forma net income (loss) per share is based on the weighted average number of Altus’ common shares outstanding for the periods presented.
(H)Represents the cumulative income tax expense of all adjustments impacting the pro forma condensed combined statements of operations.
(I)Reflects the pro forma adjustment for income attributable to a noncontrolling interest redeemed prior to the Acquisition Closing Date.
(J)Reflects the pro forma adjustment for income attributable to Altus common stockholders’ interest in the True Green Entities resulting from the entities’ historical income and pro forma adjustments mentioned above.

4.APAF III Operating LLC financial information

As discussed in the Introduction section, APAF III was formed to facilitate the Acquisition by private equity funds managed by True Green. These funds contributed interests in renewable energy project assets to APAF III in a reorganization prior to the Acquisition closing date. Historical financial information for the APAF III project portfolio is presented in the accompanying audited and unaudited financial statements of Portfolio A, together with the audited and unaudited combined financial statements of Portfolio B. The tables below combine the historical financial information of Portfolio A and Portfolio B to reflect the historical results of APAF III. The combined results are presented in a single column with the header “APAF III Operating, LLC (Note 4)” on the unaudited pro forma condensed combined financial statements.

Prior to the Acquisition, Portfolio A qualified as an investment company and followed the accounting and reporting guidance in FASB ASC Topic 946. Under this guidance, Portfolio A’s investments were carried at fair value rather than historical cost less accumulated depreciation and impairments, if any. In addition, Portfolio A’s statements of operations reflected the change in fair value of project investments, whether realized or unrealized, rather than the revenues, expenses, or other income from operations underlying the investments. Following the Acquisition, Portfolio A investments acquired by Altus no longer qualify for investment company accounting under ASC Topic 946. As a result, adjustments are made to unwind Portfolio A’s presentation under ASC 946 and align to the historical cost accounting and reporting policies of Altus. Management also identified certain differences in the presentation of financial information between Portfolio B and Altus. Therefore, reclassification adjustments are made to conform the presentation of Portfolio B’s financial information to that of Altus. The adjustments made to Portfolio A and B historical financial statements are shown in the following combined financial information under the “Accounting Policy and Reclassification Adjustments” column.

Historical Balance Sheet

	As of September 30, 2022
	Portfolio A Financing (Fund III), LLC (Unaudited)	Portfolio B Companies (Unaudited)	Accounting Policy and Reclassification Adjustments		APAF III Operating, LLC
Assets:
Cash	$-	$3,167	$(3,167)	(b1)	$-
Restricted cash, current	-	2,080	(2,080)	(b2)	-
Cash and cash equivalents	-	-	195	(a)	3,362
			3,167	(b1)
Current portion of restricted cash	-	-	2,080	(b2)	2,080
Accounts receivable, net	-	5,610	2,503	(a)	8,113
Derivative assets	-	7,173	(7,173)	(b3)	-
Grant and incentives receivable	-	3,142	(3,142)	(b4)	-
Contract assets	-	26	(26)	(b4)	-
Prepaid expenses and other current assets	-	1,354	(1,354)	(b4)	-
Due from related parties, current	-	156	(156)	(b4)	-
Other current assets	-	-	4,678	(b4)	14,508
			7,173	(b3)
			2,657	(a)
Total current assets	-	22,708	5,355		28,063

Restricted cash, net	-	2,128	(2,128)	(b5)	-
Restricted cash, noncurrent portion	-	-	2,128	(b5)	2,128
Due from related parties, net of current portion	-	11,268	-		11,268
Deposits	-	822	(822)	(b6)	-
Property, plant and equipment, net	-	317,154	134,182	(a)	451,336
Investments in private operating companies, at fair value	106,227	-	(106,227)	(a)	-
Unrealized appreciation on derivative contracts	1,404	-	(1,404)	(a)	-
Other assets	-	-	822	(b6)	1,941
			1,119	(a)
Total assets	$107,631	$354,080	$33,025		$494,736

Liabilities and members' equity
Accounts payable	$-	$-	$232	(a)	$464
			232	(b7)
Accrued professional fees	30	-	(30)	(a)	-
Accounts payable and accrued expenses	-	232	(232)	(b7)	-
Construction payable	-	257	-		257
Deferred grant income, current	-	22	(22)	(b8)	-
Term loan payable, current	-	4,215	(4,215)	(b9)	-
Financing obligations, current	-	257	(257)	(b9)	-
Current portion of long-term debt, net	-	-	4,472	(b9)	4,472
Due to affiliates	4	9,555	(4)	(a)	-
			(9,555)	(b11)
Due to related parties	-	-	11,743	(a)	21,298
			9,555	(b11)
Other current liabilities	-	-	12	(a)	288
			276	(b8)
Total current liabilities	$34	$14,538	$12,207		$26,779

Accrued rent	-	325	(325)	(b12)	-
Notes payable	31,759	-	(31,759)	(a)	-
Long-term debt, net of unamortized debt issuance costs and current portion	-	-	31,759	(a)	84,632
			52,873	(b13)
Term loan payable, net	-	38,182	(38,182)	(b13)	-
Financing obligations, net	-	14,691	(14,691)	(b13)	-
Deferred grant income, net	-	1,350	(1,350)	(b12)	-
Deferred revenue	-	3,868	(3,614)	(b10)	-
			(254)	(b8)
Other long-term liabilities	-	-	846	(a)	6,135
			3,614	(b10)
			1,675	(b12)
Total liabilities	$31,793	$72,954	$12,799		$117,546

Members’ equity
Members' capital	75,838	256,492	20,227	(a)	352,557
Non-controlling interest	-	24,634	(1)	(a)	24,633
Total equity (deficit)	75,838	281,126	20,226		377,190
Total liabilities and equity	$107,631	$354,080	$33,025		$494,736

Notes:
(a)Adjustment to unwind Portfolio A’s presentation under ASC 946 and align to the historical cost accounting and reporting policies of Altus
(b1) to (b13) Reclassification adjustments to conform the presentation of Portfolio B’s financial information to that of Altus

Historical Statements of Operations

	For the Nine Months Ended September 30, 2022
	Portfolio A Financing (Fund III), LLC (Unaudited)	Portfolio B Companies (Unaudited)	Accounting Policy and Reclassification Adjustments		APAF III Operating, LLC
Revenues	$-	$15,001	$(15,001)	(b1)	$-
Operating revenues, net	-	-	11,628	(a)	30,820
			15,001	(b1)
			4,191	(b2)
Operating expenses
Cost of operations (exclusive of depreciation and amortization shown separately below)	-	-	2,400	(a)	6,719
			4,319	(b3)
General and administrative	-	145	11	(a)	156
Other expenses	-	4,319	(4,319)	(b3)	-
Depreciation	-	13,342	(13,342)	(b4)	-
Depreciation, amortization and accretion expense	-	-	6,618	(a)	19,960
			13,342	(b4)
Amortization of deferred financing fees	260	-	(260)	(a)	-
Total operating expenses	260	17,806	8,769		26,835
Operating income (loss)	$(260)	$(2,805)	$7,050		$3,985
Other (income) expenses
Interest expense	1,215	2,070	(1,215)	(a)	-
			(2,070)	(b5)
Interest expense, net	-	-	2,950	(a)	5,020
			2,070	(b5)
Grant and incentive revenue	-	(4,939)	4,191	(b2)	(748)
Change in fair value of derivative contract	-	(7,070)	7,070	(b6)	-
Change in fair value of interest rate swaps	-	-	(7,070)	(b6)	(11,953)
			(4,883)	(a)
Net change in unrealized (gain)/loss from derivatives	(4,883)	-	4,883	(a)	-
Net change in unrealized gain on investments in private operating companies	(10,447)	-	10,447	(a)	-
Total other (income) expenses	$(14,115)	$(9,939)	$16,373		$(7,681)
Income (loss) before income tax (expense) benefit	13,855	7,134	(9,323)		11,666
Income tax (expense) benefit	-	-	-		-
Net income (loss)	$13,855	$7,134	$(9,323)		$11,666
Net income (loss) attributable to noncontrolling interests	-	(2,400)	2,400	(b7)	-
Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	-	-	21,422	(a)	19,022
			(2,400)	(b7)
Net income (loss) attributable to True Green members	13,855	9,534	(13,855)	(a)	-
			(9,534)	(b8)
Net income (loss) attributable to Altus Power, Inc			(30,745)	(a)	(7,356)
			13,855	(a)
			9,534	(b8)

Notes:
(a)Adjustments to unwind Portfolio A’s presentation under ASC 946 and align to the historical cost accounting and reporting policies of Altus
(b1) to (b8) Reclassification adjustments to conform the presentation of Portfolio B’s financial information to that of Altus

Historical Statements of Operations

	For the Year Ended December 31, 2021
	Portfolio A Financing (Fund III), LLC (Audited)	Portfolio B Companies (Audited)	Accounting Policy and Reclassification Adjustments		APAF III Operating, LLC
Revenues	$-	$14,755	$(14,755)	(b1)	$-
Operating revenues, net	-	-	12,322	(a)	36,672
			14,755	(b1)
			9,595	(b2)
Operating expenses
Cost of operations (exclusive of depreciation and amortization shown separately below)	-	-	2,863	(a)	9,926
			7,063	(b3)
General and administrative	-	1,926	617	(a)	3,216
			673	(b3)
Other expenses	38	6,350	(38)	(a)	-
			(6,350)	(b3)
Depreciation	-	15,699	(15,699)	(b3)	-
Depreciation, amortization and accretion expense	-	-	8,824	(a)	22,891
			14,067	(b3)
Professional fees	30	-	(30)	(a)	-
Gain on disposal of property, plant and equipment	-	-	678	(b3)	678
Amortization of deferred financing fees	347	-	(347)	(a)	-
Total operating expenses	415	23,975	12,321		36,711
Operating income (loss)	$(415)	$(9,220)	$9,596		$(39)
Other (income) expenses
Interest expense	1,716	2,503	(1,716)	(a)	-
			(2,503)	(b3)
Interest expense, net	-	-	2,063	(a)	4,132
			2,069	(b3)
Grant and incentive revenue	-	(16,882)	9,595	(b2)	(7,287)
Change in fair value of derivative contract	-	(1,241)	1,241	(b4)	-
Change in fair value of interest rate swaps			(1,241)	(b4)	(3,478)
			(2,237)	(a)
Net change in unrealized (gain)/loss from derivatives	(2,237)	-	2,237	(a)	-
Net change in unrealized gain on investments in private operating companies	(5,025)	-	5,025	(a)	-
Other income (expense), net	-	-	-		-
Total other (income) expenses	(5,546)	(15,620)	14,533		(6,633)
Income (loss) before income tax (expense) benefit	5,131	6,400	(4,937)		6,594
Income tax (expense) benefit	-	-	-		-
Net income (loss)	$5,131	$6,400	$(4,937)		$6,594
Net income (loss) attributable to noncontrolling interests	-	(11,859)	11,859	(b5)	-
Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	-	-	47	(a)	(11,812)
			(11,859)	(b5)
Net income (loss) attributable to True Green members	5,131	18,259	(5,131)	(a)	-
			(18,259)	(b6)
Net income (loss) attributable to Altus Power, Inc			(4,984)	(a)	18,406
			5,131	(a)
			18,259	(b6)

Notes:
(a)Adjustments to unwind Portfolio A’s presentation under ASC 946 and align to the historical cost accounting and reporting policies of Altus
(b1) to (b6) Reclassification adjustments to conform the presentation of Portfolio B’s financial information to that of Altus